10. SEGMENT AND GEOGRAPHIC INFORMATION	12 Months Ended
Dec. 31, 2015
Notes to Financial Statements
SEGMENT AND GEOGRAPHIC INFORMATION

The Company's operations are classified as one reportable segment. Substantially all of the Company's operations and long-lived assets reside primarily in the North America. Net sales information follows:

	2014	Percent	2015	Percent
North America	$11,563,956	97%	$10,558,167	98%
Outside North America	337,383	3%	202,175	2%
Total	$11,901,339	100%	$10,790,342	100%